QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99

Certification of
Principal Executive and Principal Financial Officer
pursuant to 18 U.S.C. Section 1350

        I hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-KSB of Cecil Bancorp, Inc. ("Bancorp") for the annual period ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

By:	/s/ MARY B. HALSEY Mary B. Halsey President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)	March 31, 2003 Date

QuickLinks

  Exhibit 99
Certification of Principal Executive and Principal Financial Officer pursuant to 18 U.S.C. Section 1350